Rule 497(e)

Registration Nos. 333-210186 and 811-23147

FIRST TRUST EXCHANGE-TRADED FUND VIII
(the “Trust”)

FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF
FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF
FIRST TRUST TCW SECURITIZED PLUS ETF
(each a “Fund” and collectively, the “Funds”)

SUPPLEMENT TO EACH FUND’S PROSPECTUS

DATED JULY 10, 2020

On July 8, 2020, the parent company of the Funds’ investment sub-advisor, TCW Group, Inc. (“TCW”), announced a cybersecurity incident that has affected it and its affiliated and related investment advisers, including TCW Investment Management Company LLC, the Funds’ investment sub-advisor (the “Sub-Advisor”). TCW has announced that it has engaged third-party cybersecurity experts and law enforcement to address the incident. TCW has also announced that it has implemented a series of containment and remediation measures to resolve the issue.

The Sub-Advisor has informed the Funds that although the incident did impact some of TCW’s computer systems, the Sub-Advisor has been able to maintain its critical business activities, including trading and portfolio management for the Funds.

The Sub-Advisor has also informed the Funds that it currently does not believe that the Funds have been materially affected by this incident. All assets of the Funds are held with a third-party bank custodian. That custodian was not affected by this incident.

TCW’s investigation is ongoing, and it is possible that further unexpected problems affecting the Funds may be discovered.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS FOR FUTURE REFERENCE